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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 24, 2002



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)



Delaware                                0-22154           52-1469385
(STATE OR OTHER JURISDICTION OF        (COMMISSION        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NUMBER)       IDENTIFICATION NUMBER)



                              9715 Key West Avenue
                            Rockville, Maryland 20850
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 255-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

        Before the opening of trading on October 25, 2002, Manugistics Group, Inc. (the "Company") issued a press release announcing the appointment of William H. Janeway of Warburg Pincus LLC to the Company's Board of Directors. The Company also announced that Dr. Hau Lee had stepped down from its Board of Directors. A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

        The Company also announced in its press release that, in connection with Dr. Janeway's appointment to the Board, the Company had consented to the acquisition of up to 19.9 % of the common stock of the Company by Warburg Pincus Private Equity VIII, L.P. and certain of its affiliates, which currently hold an aggregate of 10.9 % of the Company's common stock. The Company granted the consent under the terms and conditions of a Standstill Agreement dated October 24, 2002 with Warburg Pincus Private Equity VIII, L.P. A copy of the
Standstill Agreement appears as Exhibit 10 to this Report and is incorporated herein by reference.


        This contains forward-looking statements that involve risks and uncertainties that include, among others, continuing economic and political uncertainty, the timing and degree of business recovery, anticipated losses, unpredictability of future revenues, potential fluctuations in quarterly operating results, unexpected competition, risks related to quarterly performance, risks of new business areas, international expansion, business combinations and strategic alliances, lengthening of sales cycles for software products and services, and the effectiveness of the cost reduction efforts undertaken by Manugistics and their impact on the company's ability to operate its business. A decreased demand for enterprise application software due to weakened economic conditions could result in decreased revenues or lower revenue growth rates. More information about factors that potentially could affect Manugistics' financial results is included in Manugistics filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended February 28, 2002 and Quarterly Report on Form 10-Q for the quarter ended August 31, 2002. Manugistics assumes no obligation to update the forward-looking information contained in this announcement


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     The following are filed as Exhibits to this Report:

Exhibit Number   Description
--------------   -----------
      10         Standstill Agreement, dated October 24, 2002, between
                 Manugistics Group, Inc. and Warburg Pincus Private
                 Equity VIII, L.P.


      99         Press Release dated October 25, 2002.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 25th day of October, 2002.


                                            MANUGISTICS GROUP, INC.


                                            By: /s/ Raghavan Rajaji
                                                -------------------
                                                Raghavan Rajaji
                                                Executive Vice President and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX



Exhibit Number          Description
--------------          -----------
     10                 Standstill Agreement, dated October 24, 2002, between
                        Manugistics Group, Inc. and Warburg Pincus Private
                        Equity VIII, L.P.


     99                 Press Release dated October 25, 2002.